SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 10, 2001

COMPUTER TASK GROUP, INCORPORATED
 (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-9410 (Commission File Number)	16-0912632 (IRS Employer Identification No.)
800 Delaware Avenue, Buffalo, NY (Address of principal executive offices)	14209 (Zip Code)

Registrant's telephone number, including area code (716) 882-8000

Not Applicable
(Former name or former address, if changed since last report)

Item 9.     Regulation FD Disclosure

(a)	On April 10, 2001 the Registrant issued the press release that is attached hereto as Exhibit 99, and which is incorporated herein by reference.

(b)	Exhibits.

99	Press Release, dated April 10, 2001 issued by Computer Task Group, Incorporated.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED (Registrant)
Date: Date: April 12, 2001	By: /s/Peter Radetich Peter Radetich Secretary